UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 12, 2014

Phillips 66

(Exact name of registrant as specified in its charter)

Delaware	001-35349	45-3779385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3010 Briarpark Drive

Houston, Texas 77042

(Address of principal executive offices and zip code)

(281) 293-6600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 12, 2014, Phillips 66, a Delaware corporation (“Phillips 66”), entered into a Terms Agreement (including the provisions of the Underwriting Agreement incorporated by reference in the Terms Agreement), dated November 12, 2014 (the “Terms Agreement”), among Phillips 66, Phillips 66 Company, a Delaware corporation and wholly owned subsidiary of Phillips 66 (“Phillips 66 Company”), and the several Underwriters named in Schedule A to the Terms Agreement, relating to the underwritten public offering by Phillips 66 of $1,000,000,000 aggregate principal amount of its 4.650% Senior Notes due 2034 (the “2034 Notes”) and $1,500,000,000 aggregate principal amount of its 4.875% Senior Notes due 2044 (the “2044 Notes” and, together with the 2034 Notes, the “Notes”), in each case fully and unconditionally guaranteed by Phillips 66 Company, to be issued pursuant to the Indenture, dated as of March 12, 2012 (the “Indenture”), among Phillips 66, as issuer, Phillips 66 Company, as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee. The terms of the Notes are further described in the prospectus supplement of Phillips 66 and Phillips 66 Company dated November 12, 2014, together with the related prospectus dated November 5, 2012, as filed with the Securities and Exchange Commission under Rule 424(b)(2) of the Securities Act of 1933 on November 13, 2014, which description is incorporated herein by reference.

A copy of the Terms Agreement (including the provisions of the Underwriting Agreement incorporated by reference in the Terms Agreement), the Indenture and the form of the terms of Notes of each series have been filed as Exhibits 1.1, 4.1 and 4.2, respectively, to this report and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. See “Exhibit Index” attached to this Current Report on Form 8-K, which is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS 66

Dated: November 17, 2014	By:	/s/ Paula A. Johnson
Paula A. Johnson Executive Vice President, Legal, General Counsel and Corporate Secretary

EXHIBIT INDEX

1.1	Terms Agreement (including the provisions of the Underwriting Agreement incorporated by reference in the Terms Agreement), dated November 12, 2014, among Phillips 66, Phillips 66 Company and the several Underwriters named in Schedule A to the Terms Agreement.

4.1	Indenture, dated as of March 12, 2012, among Phillips 66, as issuer, Phillips 66 Company, as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee, in respect of senior debt securities of Phillips 66 (incorporated by reference to Exhibit 4.3 to Amendment No. 3 to the Registration Statement on Form 10 filed by Phillips 66 with the SEC on April 5, 2012).

4.2	Form of the terms of the 2034 Notes and the 2044 Notes, including the form of the 2034 Note and the 2044 Note.

5.1	Opinion of Bracewell & Giuliani LLP.

23.1	Consent of Bracewell & Giuliani LLP (included in Exhibit 5.1 hereto).